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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 18, 2001


     CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2001, providing for the issuance of the CWABS, INC.,
                 Asset-Backed Certificates, Series 2001-BC1).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                       333-38686             95-4596514
(State or Other Jurisdiction            (Commission         (I.R.S. Employer
      of Incorporation)                 File Number)      Identification No.)


            4500 Park Granada
          Calabasas, California                                91302
          (Address of Principal                              (Zip Code)
           Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237

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Item 5.  Other Events.

Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 2001-BC1.

     In connection with the offering of the Asset-Backed Certificates, Series 2001-BC1, Countrywide Securities Corporation ("CSC"), as an underwriter of the Offered Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated January 22, 2001.







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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-BC1.



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Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

               99.1 Computational Materials filed on Form SE dated January 22, 2001.





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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWABS, INC.



                                                     By: /s/ Michael Muir
                                                         ------------------
                                                           Michael Muir
                                                           Vice President



Dated:  January 22, 2001


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Exhibit Index


Exhibit                                                                 Page

99.1      Countrywide Securities Corporation Computational
          Materials filed on Form SE dated January 22, 2001.